Goodwill and Intangible Assets, Net - Estimated Future Amortization Expense (Detail) - USD ($) $ in Thousands	Sep. 30, 2021	Sep. 30, 2020
Goodwill and Intangible Assets Disclosure [Abstract]
2022	$ 72,119
2023	54,156
2024	45,882
2025	41,930
2026	25,505
Thereafter	19,440
Total	$ 259,032	$ 296,334